UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________________________________
FORM 8-K
 ________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2022

________________________________________________________
FLEETCOR Technologies, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below, on June 9, 2022, the shareholders of FLEETCOR Technologies, Inc. (“FLEETCOR” or the “Company”) approved at the 2022 annual meeting of the Company (the “Annual Meeting”) the amendment of both (i) the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 20, 2010, as amended by Certificates of Amendment filed with the Secretary of State of the State of Delaware on June 7, 2018 and on June 14, 2019 (the “Charter”) and (ii) the Company’s Amended and Restated Bylaws, dated as of October 28, 2020 (the “Bylaws”). Effective June 9, 2022 and as approved by the Company’s shareholders, each of the Charter and the Bylaws were amended to establish a shareholder right to vote by written consent.

The foregoing description of the amendments to the Charter and the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment and the Amended & Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 70,710,919 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect ten directors nominated by the Board for a one-year term:

NOMINEES

Steven T. Stull
FOR: 50,675,846
AGAINST: 15,680,560
ABSTAIN: 99,990
BROKER NON-VOTES: 4,254,523

Michael Buckman
FOR: 65,860,031
AGAINST: 573,041
ABSTAIN: 23,324
BROKER NON-VOTES: 4,254,523

Thomas M. Hagerty
FOR: 41,713,297
AGAINST: 24,719,761
ABSTAIN: 23,338
BROKER NON-VOTES: 4,254,523

Mark A. Johnson
FOR: 63,830,627
AGAINST: 2,602,462
ABSTAIN: 23,307
BROKER NON-VOTES: 4,254,523

Archie L. Jones, Jr.
FOR: 62,228,174
AGAINST: 4,204,915
ABSTAIN: 23,307
BROKER NON-VOTES: 4,254,523

Hala G. Moddelmog
FOR: 52,875,591
AGAINST: 13,480,401
ABSTAIN: 100,404
BROKER NON-VOTES: 4,254,523

Jeffrey S. Sloan
FOR: 65,871,479
AGAINST: 561,273
ABSTAIN: 23,644
BROKER NON-VOTES: 4,254,523

Ronald F. Clarke
FOR: 62,073,922
AGAINST: 3,385,593
ABSTAIN: 996,881
BROKER NON-VOTES: 4,254,523

Joseph W. Farrelly
FOR: 59,279,075
AGAINST: 7,153,817
ABSTAIN: 23,504
BROKER NON-VOTES: 4,254,523

Richard Macchia
FOR: 65,125,987
AGAINST: 1,307,090
ABSTAIN: 23,319
BROKER NON-VOTES: 4,254,523

II. Ratify the reappointment of Ernst & Young LLP as FLEETCOR’s independent public accounting firm for 2022:

FOR: 69,510,936
AGAINST: 1,188,661
ABSTAIN: 11,322
BROKER NON-VOTES: N/A

III. Advisory vote to approve named executive officer compensation:

FOR: 23,665,169
AGAINST: 42,773,017
ABSTAIN: 18,210
BROKER NON-VOTES: 4,254,523

IV. Approve the FLEETCOR Technologies, Inc. Amended and Restated 210 Equity Compensation Plan:

FOR: 61,590,109
AGAINST: 4,848,344
ABSTAIN: 17,943
BROKER NON-VOTES: 4,254,523

V. Approve an amendment to the Charter and the Bylaws to adopt a shareholder right to vote by written consent:

FOR: 66,231,977
AGAINST: 199,571
ABSTAIN: 24,848
BROKER NON-VOTES: 4,254,523

VI. Shareholder proposal to modify the shareholder right to call a special shareholder meeting:

FOR: 26,109,662
AGAINST: 40,234,562
ABSTAIN: 112,172
BROKER NON-VOTES: 4,254,523

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FleetCor Technologies, Inc., filed with the Secretary of State of the State of Delaware on June 9, 2022.
3.2	FleetCor Technologies, Inc. Amended and Restated Bylaws, adopted June 9, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

June 14, 2022	By: /s/ Daniel Fishbein
Name: Daniel Fishbein
Title: General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FleetCor Technologies, Inc., filed with the Secretary of State of the State of Delaware on June 9, 2022.
3.2	FleetCor Technologies, Inc. Amended and Restated Bylaws, adopted June 9, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).